                                                                      EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80167) of Popular, Inc. of our report dated June 27,2002 relating to the financial statements of Popular, Inc. U.S.A. Profit Sharing/401(k) Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

New York, New York
June 27, 2002